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                                 AMENDMENT NO. 2
                                       TO
                                CREDIT AGREEMENT

     THIS AMENDMENT NO. 2 TO CREDIT AGREEMENT ("Amendment No. 2") dated as of November 30, 1993, by and among UNITED STATIONERS SUPPLY CO., an Illinois corporation (the "Borrower"), UNITED STATIONERS INC., a Delaware corporation ("USI"), MICROUNITED INC., a Delaware corporation ("MicroUnited"), UNITED STATIONERS CANADA LTD., a Canadian corporation ("Stationers Canada"), and UNITED STATIONERS HONG KONG LIMITED, a Hong Kong corporation (formerly Devine International Limited ) ("USHK"), UNITED WORLDWIDE LIMITED, a Hong Kong corporation ("UWL") (USI, MicroUnited, Stationers Canada, USHK and UWL shall sometimes be referred to collectively as the "Guarantors"); and NATIONSBANK OF NORTH CAROLINA, N.A., NBD BANK, N.A., THE NORTHERN TRUST CO., BANQUE PARIBAS, WACHOVIA BANK OF GEORGIA, NATIONAL ASSOCIATION, FIRST INTERSTATE BANK OF TEXAS, N.A. and PNC BANK, NATIONAL ASSOCIATION (formerly Pittsburgh National Bank) ("PNC") (collectively the "Banks"), and PNC as Agent.

                                   WITNESSETH:

     WHEREAS, the Borrower is a party to a Reducing Revolving Credit and Term Loan Agreement, dated as of June 24, 1992, (as amended by Amendment No. 1 to the Reducing Revolving Credit and Term Loan Agreement dated June 30, 1993), among the Borrower, the Guarantors, the Banks and PNC, as agent (as so amended, the "Credit Agreement"), pursuant to which the Banks have agreed to


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make competitive bid loans, term loans and revolving credit loans to the
Borrower, all under the terms and conditions set forth therein;

     WHEREAS, the capitalized terms used but not defined herein and defined in the Credit Agreement shall have the meanings given to them under the Credit Agreement, as amended hereby;

     WHEREAS, the Borrower, the Guarantors and the Banks desire to amend the Credit Agreement to do all of the following simultaneously with the effective date of this Amendment: (i) increase the aggregate revolving credit commitments of the Banks by $20,000,000 as set forth on Schedule 1.01(R) to this Amendment No. 2, (ii) extend the expiration date for the Term Loans set forth in Section 3.04 of the Credit Agreement until September 30, 1995, and
(iii) modify other terms of the Credit Agreement as set forth herein;

     NOW, THEREFORE, in consideration of the premises and mutual covenants contained herein and intending to be legally bound hereby, the parties hereto agree as follows:

     1. AMENDMENTS. The parties hereto do hereby modify and amend the Credit Agreement as follows:

          (a)  By amending the first Whereas Clause as
follows:

     "WHEREAS, the Borrower has requested the Banks to provide a reducing revolving credit facility to the Borrower in an aggregate principal amount not to exceed $150,000,000 and a term loan to the Borrower in an aggregate principal amount not to exceed $30,000,000;
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          (b)  The fourth sentence of Section 2.07(b) is hereby deleted in its entirety and the following new sentence inserted in lieu thereof:

          The sum of the Competitive Bid Loans and Revolving Credit Loans outstanding for each Bank shall not at any time exceed an amount equal to the greater of: (i) two (2) times the amount of that Bank's Revolving Credit Commitment as of the Closing Date, or (ii) two (2) times the actual amount of that Bank's Revolving Credit Commitment.

          (c)  By amending and restating Section 2.08(a) to read as follows:

                    (a) REVOLVING CREDIT NOTES. The obligation of the Borrower to repay the aggregate unpaid principal amount of the Revolving Credit Loans made to it by each Bank, together with interest thereon, shall be evidenced by a promissory note of the Borrower dated as of December 1, 1993 in substantially the form attached hereto as Exhibit 1.01(R) payable to the order of each Bank in a face amount equal to the Revolving Credit Commitment of such Bank as of December 1, 1993.

          (d)  By amending and restating Section 2.08(b) to read as follows:

                    (b) COMPETITIVE BID NOTES. The obligation of the Borrower to repay the unpaid principal amount of the Competitive Bid Loans made to it by each Bank, together with interest thereon, shall be evidenced by a promissory note of the Borrower dated as of December 1, 1993 in substantially the form attached hereto as Exhibit 1.01(C2) payable to the order of each Bank in a face amount equal to two (2) times the Revolving Credit Commitment of such Bank as of December 1, 1993.

          (e)  By amending and restating Section 3.04 to read as follows:

               3.04 TERM NOTES. The obligation of the Borrower to repay the unpaid principal amount of the Term Loans made to it by each Bank, together with interest thereon, shall be evidenced by a promissory note of the Borrower dated November 30,

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          1993 in substantially the form attached hereto as Exhibit 1.01(T)
          payable to the order of each Bank in a face amount equal to the Term Loan Commitment of such Bank. The principal amount as provided therein of the Term Notes shall be payable on the earlier of (i) September 30, 1995 to the extent of principal then outstanding; or
          (ii) each date on which USI shall issue additional common stock for cash (excluding issuances of common stock under benefit plans) or the Loan Parties shall issue Indebtedness pursuant to Section 8.01(m) or permitted under Section 8.02(a)(vii), respectively, to the extent of the aggregate net proceeds of such common stock or equity.

          (f) The first sentence of Section 5.01 is hereby deleted in its entirety and the following new sentence inserted in lieu thereof:

          All payments and prepayments to be made in respect of principal and interest on Loans and Competitive Bid Loans, Revolving Credit and Term Loan Facility Fees, Agent's Fee or other fees or amounts due from the Borrower hereunder shall be payable prior to 12:00 Noon Chicago time (1:00 p.m. Pittsburgh time) on the date when due without presentment, demand, protest or notice of any kind, all of which are hereby expressly waived by the Borrower, and without setoff, counterclaim or other deduction of any nature, and an action therefor shall immediately accrue.

          (g) By deleting the date "September 30, 1994" from Section 8.01(m) and inserting in lieu thereof the date "September 30, 1995".

     2. SCHEDULES AND EXHIBITS. Schedule 1.01(R) to the Credit Agreement is hereby deleted and replaced with Schedule 1.01(R) to this Amendment No. 2. Exhibits 1.01(C2) (Competitive Bid Note), 1.01(R) (Revolving Credit Note) and 1.01(T) (Term Note) to the Credit Agreement are hereby deleted and replaced by Exhibits 1.01(C2), 1.01(R) and 1.01(T), respectively, to this Amendment No. 2.


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     3.   REPRESENTATIONS AND WARRANTIES. The Loan Parties each confirm the representations and warranties made by them to the Banks in Article VI of the Credit Agreement as of the date hereof (except for representations and warranties which expressly relate to an earlier date or time, which representations and warranties shall be true and correct on and as of the specific dates or times referred to therein), as such representations and warranties are amended by this Amendment No. 2.

     4. EFFECT ON LOAN DOCUMENTS. Each of the Guarantors agrees that the Loan Guaranty and the Competitive Bid Loan Guaranties shall remain in full force and effect. Moreover, each of the Guarantors agrees and acknowledges that the additional Indebtedness incurred by Borrower hereunder is governed by the Loan Guaranty and the Competitive Bid Loan Guaranties and constitutes Guaranteed Indebtedness pursuant to Paragraph No. 11 of the Loan Guaranty and the Competitive Bid Loan Guaranties. The Borrower confirms that each of the other Loan Documents (except that all of the Competitive Bid Notes, Revolving Credit Notes and Term Notes in favor of the Banks in effect prior to the date hereof under the Credit Agreement are hereby canceled and replaced with new Competitive Bid Notes, Revolving Credit Notes and Term Notes on the effective date hereof), shall not be affected by this Amendment No. 2 and shall remain in full force and effect. Except as expressly modified by this Amendment No. 2, all of the terms, conditions, representations, warranties and covenants of the Loan Parties under the Loan Documents shall remain in full force and effect.


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     5.   CONDITIONS TO EFFECTIVENESS. The effectiveness of this Amendment No. 2 is conditioned upon the Borrower's compliance with the following:

          (a) The Borrower shall have executed and delivered to each of the Banks a new Competitive Bid Note, Revolving Credit Note and Term Note in the forms attached as Exhibits 1.01(C2), 1.01(R) and 1.01(T) respectively, to the Credit Agreement as amended hereby.

          (b) The Borrower shall deliver to the Agent for the benefit of each Bank a certificate dated the date of this Amendment No. 2 signed by a Secretary or Assistant Secretary of each Loan Party certifying as to all corporate action taken by each of them in connection with this Amendment No. 2.

          (c) The Borrower shall deliver to the Agent for the benefit of each Bank a written opinion of in-house counsel for Borrower, USI and MicroUnited dated the effective date of this Amendment No. 2 as to the matters set forth in Exhibit "A".

          (d) The Borrower shall deliver to the Agent for the benefit of the Banks a certificate dated the date hereof and signed by the Chief Executive Officer, certifying as of the date hereof, as to those matters set forth in
     Section 7.01(a) of the Credit Agreement.

     6. RETURN OF ORIGINAL NOTES. Promptly after the effective date hereof, the Banks agree to return to Agent the original Competitive Bid Notes, Revolving Credit Notes and Term Notes dated June 24, 1992 in favor of the Banks in effect prior to the date hereof under the Credit Agreement for cancellation.

     7. COUNTERPARTS. This Amendment No. 2 may be executed by different parties hereto in any number of separate counterparts, each of which, when so executed and delivered shall be an original and all of such counterparts shall together constitute one and the same instrument. The reproduction of signatures by means of a telecopying device shall be treated as


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though such reproductions are executed originals and each party hereto covenants and agrees to provide the other parties with a copy of this Amendment No. 2 bearing original signatures within five days following transmittal by facsimile.

          8. REIMBURSEMENT. The Borrower unconditionally agrees to pay or reimburse the Agent and the Banks, as the case may be, and save the Agent and each Bank harmless against liability for the payment of all reasonable out-of-pocket costs, expenses and disbursements, including but not limited to, reasonable fees and expenses of counsel, incurred (a) by the Agent in connection with the development, preparation, printing, execution, administration, interpretation and performance of this Amendment No. 2 and the other Loan Documents and (b) with respect to all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever which may be imposed on, incurred by or asserted against the Agent or any Bank in any way relating to or arising out of this Amendment No. 2 or any other Loan Documents or in any action taken or omitted by the Agent or any Bank hereunder or thereunder, provided that the Borrower shall not be liable for any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses if the same results from the Agent's or such Bank's gross negligence or willful misconduct.

          9. ENTIRE AGREEMENT. This Amendment No. 2 and the schedules and exhibits hereto set forth the entire agreement and understanding of the parties with respect to the transactions


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contemplated hereby and supersede all prior understandings and agreements, whether written or oral, among the parties hereto and thereto relating to the subject matter hereof. No representation, promise, inducement or statement of intention has been made by any party which is not embodied in this Amendment No. 2, and no party shall be bound by or liable for any alleged representations, promise, inducement or statement of intention not set forth herein.

          IN WITNESS WHEREOF, the parties hereto, by their officers thereunto duly authorized, have executed this Amendment No. 2 as of the day and year first above written.

ATTEST:                            UNITED STATIONERS SUPPLY CO.

_______________________________    By:_____________________________________
                                      ______________________________________
[Seal]


ATTEST:                            UNITED STATIONERS INC.

_______________________________    By:_____________________________________
                                      ______________________________________
[Seal]


ATTEST:                            MICROUNITED INC.

_______________________________    By:_____________________________________
                                      ______________________________________
[Seal]


ATTEST:                            UNITED STATIONERS CANADA LTD.

_______________________________    By:_____________________________________



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                                      ______________________________________
[Seal]


ATTEST:                            UNITED STATIONERS HONG KONG LIMITED
                                   (formerly Devine International
                                   Limited)

_______________________________    By:_____________________________________
                                      ______________________________________
[Seal]


ATTEST:                            UNITED WORLDWIDE LIMITED

_______________________________    By:_____________________________________
                                      ______________________________________
[Seal]


                                   PNC BANK, NATIONAL ASSOCIATION
                                   (formerly Pittsburgh National Bank)
                                   individually and as Agent

                                   By:_____________________________________
                                      ______________________________________


                                   NATIONSBANK OF NORTH CAROLINA, N.A.

                                   By:_____________________________________
                                      ______________________________________


                                   THE NORTHERN TRUST CO.

                                   By:_____________________________________
                                      ______________________________________


                                   BANQUE PARIBAS

                                   By:_____________________________________
                                      ______________________________________
                                   and

                                   By:_____________________________________
                                      ______________________________________


                                   WACHOVIA BANK OF GEORGIA, NATIONAL
                                   ASSOCIATION

                                   By:_____________________________________
                                      ______________________________________


                                   FIRST INTERSTATE BANK OF TEXAS, N.A.

                                   By:_____________________________________
                                      ______________________________________


                                   NBD BANK, N.A.

                                   By:_____________________________________
                                      ______________________________________


                                   and

                                   By:_____________________________________
                                      ______________________________________